UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 13, 2005

TRESTLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, # 105 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 673-1907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. - OTHER EVENTS.
On September 13, 2005, the Company issued a press release announcing it received a Notice of Allowance from the United States Patent and Trademark Office for its patent application entitled System and Method for Finding Regions of Interest for Microscopic Digital Montage Imaging. This application has been examined and allowed for issuance as a U.S. patent. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. - FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

99.1	Press release dated September 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

September 13, 2005                   /s/ BARRY HALL
Barry Hall
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated as of September 13, 2005.